Other Payables - Long term & current	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Other Payables - Long term & current

22.	Other Payables - Long term & current

In connection with the ASG Acquisition, QIND acquired bank debt totalling approximately $357,577 (€315,959). As of December 31, 2025, total long term borrowings outstanding were $55,170.

QIND acquired a 51% interest in Al Shola Gas on March 27, 2024, with the issuance of $9,000,000 note payable and $1,000,000 in cash. The payable is due as follows: $9 million in National Exchange listed stock or cash to be paid to Seller of which $4,500,000 (€4,152,441) is the non-current portion.

In connection with this acquisition, QIND acquired right-of-use assets of $222,130 and operating lease liabilities of $229,359 associated with lease agreements with a term extending beyond twelve months for vehicles. These acquired operating leases were valued on the date of acquisition using the present value of the lease payments remaining from the date acquired and an estimated incremental borrowing rate of 8%. During the twelve months ended December 31, 2025, we recognized rent expense of $105,128 (€92,895).

The following is a summary of future lease payments required under the lease agreements:

	Number of vehicles	Total $
Year 2026	16	154,040
Year 2027	14	124,099
Year 2028	8	70,553
Year 2029	5	35,380
		384,072